SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Athena Behavioral Tactical Fund

a series of

Northern Lights Fund Trust

17645 Wright Street

Suite 200

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [February 28], 2020

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Athena Behavioral Tactical Fund (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [February 28], 2020 at 10 a.m., Eastern Time, for the following purposes:

1.	To approve a new sub-advisory agreement between Princeton Fund Advisors LLC, the Fund’s investment adviser, and AthenaInvest Advisors LLC, the Fund’s sub-adviser, with respect to the Fund. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio managers, investment process or advisory fees.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on January 6, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2020.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [February 28], 2020.

A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new sub-advisory agreement) and Proxy Voting Ballot are available at [ ].

By Order of the Board of Trustees

Kevin Wolf, President

[ ], 2020

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Athena Behavioral Tactical Fund

a series of

Northern Lights Fund Trust

17645 Wright Street

Suite 200

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [February 28], 2020

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on behalf of Athena Behavioral Tactical Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [February 28], 2020 at 10 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2020.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new sub-advisory agreement between Princeton Fund Advisors LLC, the Fund’s investment adviser, and AthenaInvest Advisors LLC, the Fund’s sub-adviser, with respect to the Fund. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio managers, investment process or advisory fees.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on January 6, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling [ ].

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PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

PRINCETON FUND ADVISORS LLC AND ATHENAINVEST ADVISORS LLC

Background

The primary purpose of this proposal is to enable AthenaInvest Advisors LLC (“Athena” or the “Sub-Adviser”) to continue to serve as the sub-adviser to the Fund. To do so, the Trustees are requesting that shareholders approve a new sub-advisory agreement between the Sub-Adviser, and Princeton Fund Advisors LLC (the “Adviser”) with respect to the Fund. Shareholder approval of a new sub-advisory agreement is being requested in connection with a change in control of the Sub-Adviser.

Athena is a wholly owned subsidiary of AthenaInvest, Inc. (“Athena Inc.”). Ibex Investors, LLC (“Ibex”) owns 44.9% of Athena Inc. Athena Inc. and Ibex have agreed to a stock transaction to take place on or about February 11, 2020 whereby Athena Inc. will repurchase the all of the shares of Athena Inc. held by Ibex (the “Transaction”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer of a block of more than 25% of the voting interests of an investment adviser is presumed to constitute a “change in control” of the investment adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Because the Transaction, as described above, results in a change of control of the Sub-Adviser, we are seeking shareholder approval of a new sub-advisory agreement between the Adviser and the Sub-Adviser, with respect to the Fund (the “New Agreement”). Athena has served as Sub-Adviser to the Fund pursuant to a sub-advisory agreement (the “Current Agreement”) since the Fund commenced operations on May 15, 2015. Athena believes the Transaction will not result in any interruption or decrease in the quality of services provided by Athena. C. Thomas Howard, PhD, and Andrew C. Howard have served as portfolio managers to the Fund since its inception and will continue to serve as portfolio managers under the New Agreement. There will be no changes to the Fund’s investment objectives, principal strategies or risks.

The New Agreement will be identical in all material respects to the Current Agreement, except that its date of execution, effectiveness and expiration are changed. The fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement. The effective date of the New Agreement for the Fund will be the date that the Fund’s shareholders approve the New Agreement (the “Effective Date”).

At a meeting on December 11-12, 2019 (the “Board Meeting”), the Board approved an interim sub-advisory agreement between the Adviser and the Sub-Adviser, with respect to the Fund (the “Interim Agreement”), and the New Agreement, subject to shareholder approval. The 1940 Act requires that sub-advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders are being asked to approve the proposed New Agreement with Athena. The Interim Agreement allows Athena to continue its sub-advisory duties with respect to the Fund during the period after which the Transaction has occurred but prior to shareholder approval of the New Agreement.

The terms of the Interim Agreement are identical in all material respects to those of the Current Agreement, except that the date of its execution, effectiveness, and termination are changed.

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Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as Athena) to an investment company (such as the Fund) or an affiliate of such investment adviser may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to be independent for the period required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or are entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

The Advisory Agreement

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust, Adviser or Sub-Adviser (“Independent Trustees”), originally approved the Current Agreement at a meeting held on June 22-23, 2016 with respect to the Fund. The Current Agreement was last approved by shareholders on August 23, 2016. The Board most recently renewed the Current Agreement with respect to the Fund at a meeting held on March 27, 2019. Under the terms of the Current Agreement, the Interim Agreement and the New Agreement, Athena is entitled to receive, on a monthly basis, an advisory fee equal to 50% of the advisory fee received by the Adviser less certain expenses. For such compensation, Athena continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. Additionally, Athena, at its expense, pays the salaries, expenses and fees of the Athena employees who assist in managing the Fund’s investment program. For the fiscal year ended April 30, 2019, Athena received $[ ] in sub-advisory fees from the Adviser.

With respect to the Fund, the New Agreement will continue in force for an initial period of two years from the Effective Date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. As with the Current Agreement and Interim Agreement, the New Agreement automatically terminates on assignment and may be terminated: (i) at any time by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, in each case, upon not more than 60 days’ written notice to the Sub-Adviser; (ii) by either the Adviser or Sub-Adviser upon written notice to the other party in the event of a breach of any provision of the agreement by the other party if the breach is not cured within 15 days of notice of the breach; or (iii) by either the Adviser or Sub-Adviser upon at least 120 days’ written notice to the other party.

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The New Agreement, Interim Agreement and the Current Agreement, provide that Athena shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, the Adviser will enter into the New Agreement with Athena. If the New Agreement with Athena is not approved by shareholders, the Board and Athena will consider other options, including a new or modified request for shareholder approval of the New Agreement.

The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning Athena

Athena is a Colorado limited liability company located at 5340 South Quebec Suite 365-N, Greenwood Village, CO 80111. The names, addresses and principal occupations of the principal executive officers and directors of Athena as of the date of this Proxy Statement are set forth below:

Name and Address*	Principal Occupation
C. Thomas Howard	Chief Executive Officer
Andrew C. Howard	Chief Compliance Officer

*The address of each principal executive officer and director listed is c/o AthenaInvest Advisors LLC, 5340 South Quebec Suite 365-N, Greenwood Village, CO 80111.

Athena is a wholly-owned subsidiary of its parent company, Athena Inc., which is located at 5340 South Quebec Suite 365-N, Greenwood Village, CO 80111.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the Interim Agreement and the New Agreement. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the Interim Agreement and the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Agreement and the New Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the sub-adviser was founded in 2005, and managed approximately $416 million in assets, provided investment advisory services specialized in the application of behavioral finance principles to build investment solutions and strategies for investment companies, institutions and separately managed accounts. They reviewed the background information of the key investment personnel responsible for sub-advising the Fund, noting their considerable financial industry experience. They noted that no personnel changes were anticipated as a result of the pending change of control. The Trustees discussed the sub-adviser’s investment process, noting that it used patented research developed through the interaction with academics and institutional managers to apply behavioral finance principles to tactically determine asset allocation, levels of exposure, capitalization ranges and select investments with attractive expected returns. They considered that the sub-adviser actively monitors the portfolio. They discussed the sub-adviser’s process for monitoring compliance with the Fund’s investment limitations and selecting brokers. The Trustees considered Princeton’s assertion

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that the sub-adviser had performed its responsibilities adequately. The Trustees concluded that the sub-adviser should continue to provide quality service to the Fund.

Performance. The Trustees reviewed the performance of the Fund, noting its objective of capital appreciation. They also discussed the Fund’s behavioral tactical strategy and how it was executed, noting that the Fund, prior to March 2019, implemented a value investment strategy. They observed that over the 3-year and since inception periods, the Fund was in the bottom two quartiles as compared to its peer group, Morningstar category, and the Russell Mid-Cap Value Index. The Trustees noted since the Fund’s change of strategy, it had ranked in the top two quartiles for Sharpe and Sortino ratios. They noted that the Fund’s change of strategy appeared to result in a positive change in performance to the benefit of shareholders.

Fees and Expenses. The Trustees reviewed the sub-advisory fee and noted that it was 30% of the net advisory fee earned by the adviser, and that such fee was generally less than that charged by the sub-adviser to separate account clients for a comparable strategy. After further discussion, the Trustees concluded that the sub-advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether the sub-adviser had achieved economies of scale with respect to the sub-advisory services provided to the Fund and the adviser. The Trustees agreed that economies of scale, with respect to the overall Fund fees and expenses, was primarily a Fund level issue and should be considered with respect to the Fund’s overall advisory agreement and advisory fee.

Profitability. The Trustees discussed the profits realized by the sub-adviser in connection with the sub-advisory services provided to the Fund. They noted that the sub-adviser realized a loss over the past year with respect to the services it provided to the Fund. They further reviewed projected profitability for the sub-adviser for the next two years. They noted that the sub-adviser projected to realize a loss in year one and realize a relatively small profit with respect to the Fund in the following year. After discussion they concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Interim Agreement and the New Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee was not unreasonable and that the approval of the Interim Agreement and the Current Agreement was in the best interests of the shareholders of Athena.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Princeton Fund Advisors LLC as investment adviser and AthenaInvest Advisors LLC as sub-adviser. Northern Lights Distributors, LLC, located at 17645 Wright Street, Omaha, Suite 200 Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, with principal offices located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly and timely executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of the Fund were issued and outstanding:

Voting Securities Outstanding
Class A	Class C	Class I

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of Proposal I, non-votes and

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abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, as a group, the Trustees and officers of the Trust owned no shares of the Fund as of the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

[Insert Beneficial Owners the Fund]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Kevin Wolf, President, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $25,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Athena or an affiliate thereof. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Athena will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, Athena and Princeton may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

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PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [February 28], 2020

A copy of the Notice of Special Meeting, the Proxy Statement, and Proxy Card are available at [ ].

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated: [ ], 2020

If you have any questions before you vote, please call our proxy information line at [ ]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

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Exhibit A

Northern Lights Fund Trust

17645 Wright Street

Suite 200

Omaha, Nebraska 68130

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [FEBRUARY 28], 2020

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Richard Malinowski, Stephanie Shearer and James Colantino, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Athena Behavioral Tactical Fund (the “Fund”) to be held at offices of the Fund’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on February 28, 2020 at 10 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW SUB-ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature Date

_______________________________________

Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

	FOR	AGAINST	ABSTAIN
1. To approve a new sub-advisory agreement between Princeton Fund Advisors LLC, the Fund’s current investment adviser, and AthenaInvest Advisors LLC, the Fund’s current sub-adviser, with respect to the Fund. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio managers, investment process, or advisory fees.	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: [ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.